UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2015, Fiserv, Inc. (the “Company”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $850 million aggregate principal amount of the Company’s 2.700% Senior Notes due 2020 and $900 million aggregate principal amount of the Company’s 3.850% Senior Notes due 2025 (collectively, the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on May 22, 2015.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-196419) that the Company filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2014 and amended on May 8, 2015. The Company is also filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement.

Item 8.01.	Other Events.

On May 19, 2015, the Company provided notice to the holders of all of its outstanding $600 million aggregate principal amount of 3.125% senior notes due 2016 (the “2016 Notes”) and all of its outstanding $500 million aggregate principal amount of 6.800% senior notes due 2017 (the “2017 Notes”) that the Company has elected to redeem the 2016 Notes and the 2017 Notes on June 18, 2015 at the applicable “make-whole” redemption price to be determined in accordance with the terms of the 2016 Notes and 2017 Notes, plus, in each case, unpaid interest on the 2016 Notes and the 2017 Notes accrued to the date of redemption. The Company is making the redemption only by, and pursuant to the terms of, the respective Notices of Optional Redemption, each dated May 19, 2015.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1)	Underwriting Agreement, dated May 19, 2015, among the Company and the underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 20, 2015	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Chief Financial Officer, Treasurer and
Assistant Secretary

Fiserv, Inc.

Exhibit Index to Current Report on Form 8-K

Dated May 19, 2015

Exhibit Number

(1)	Underwriting Agreement, dated May 19, 2015, among the Company and the underwriters named therein.